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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported)               August 15, 2001


                            Commission File #0-18018




                              AEROVOX INCORPORATED
             (Exact name of registrant as specified in its charter)





         Delaware                                             76-0254329
         --------                                             ----------
   (State or other jurisdiction of                        (I.R.S.Employer
   incorporation or organization)                        Identification No.)




               167 John Vertente Boulevard, New Bedford, MA 02745
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (508) 994-9661

                          Registrant's telephone number

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ITEM 4. CHANGES IN CERTIFYING ACCOUNTANTS

On August 15, 2001 KPMG LLP ("KPMG") resigned as Aerovox Incorporated's ("the Company's") independent accountants.

KPMG's report on the Company's financial statements for the fiscal year ended December 30, 2000 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG's auditors' report on the consolidated financial statements of Aerovox Incorported referred to above contains an explanatory paragraph that states that the Company's recurring losses from operations, working capital deficiency and resulting defaults of specific terms of the Company's debt agreements raises substantial doubt about its ability to continue as a going concern. The financial statements and financial statement schedules included in the annual report on Form 10-K do not include any adjustments that might result from the outcome of this uncertainty.

As a creditor of the Company when it filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in June 2001, KPMG resigned as the Company's independent accountants based on the inherent conflict of interest. A copy of KPMG's letter of resignation dated August 15, 2001 is filed as Exhibit
16.1 to this Form 8-K.

During the Company's fiscal year ended December 30, 2000 and the subsequent interim periods up to the date of termination, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their reports on the financial statements.

The Company requested KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated January 25, 2002, is filed as Exhibit 16.2 to this Form 8-K.

ITEM 7. EXHIBITS

(a) Financial statements of business acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits.

 Exhibit No.                          Description
 -----------                          -----------

     16.1         Letter of Resignation to Aerovox Incorporated from KPMG LLP.
     16.2         Letter to Securities and Exchange Commission from KPMG LLP.




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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorize;

                                                     AEROVOX INCORPORATED

DATE    February 12, 2002                   BY /S/ F. RANDAL HUNT
                                            ---------------------
                                            F. Randal Hunt
                                            Senior Vice President
                                            and Chief Financial Officer


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                                                    EXHIBIT INDEX

                                            Aerovox Incorporated Form 8-K

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                                                                                                           Page/SEC
 Exhibit Item                                                                           Exhibit            Document
--------------                                                                         -----------      --------------

    (16)       Instruments Defining the Rights of Security Holders,
               -----------------------------------------------------
               Including Indentures.
               --------------------
                 16.1    Filed Herewith:
                         Letter of Resignation to Aerovox Incorporated from KPMG
                         LLP                                                              ---              ---

                 16.2    Letter to Securities and Exchange Commission from KPMG
                         LLP.
                                                                                          ---              ---

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